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                                                                   Exhibit 10.16

                              OFFICE BUILDING LEASE

         THIS LEASE AGREEMENT (this "Lease") is made as of this 21st day of December, 2001, by and between Merkle, Soupcoff, & Fiorentino, Inc., a New Hampshire corporation ("Landlord"), and Environmental Power Corporation, a Delaware corporation ("Tenant").

                                    ARTICLE 1
                                    PREMISES

         In consideration of the rent hereinafter reserved and of the covenants hereinafter contained, Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, that certain portion of Unit 4 of Eldredge Park West Condominiums (the "Condominiums") as shown on the floor plan attached hereto as Exhibit A (the "Premises") located in the office building at 1 Cate
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Street, Portsmouth, New Hampshire (the "Building") as more particularly described on Exhibit A hereto. The total agreed rentable square footage of the
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Premises is 2,818 square feet. Tenant shall also have the right to use the common areas appurtenant to the Premises and, on an as-available basis, the parking spaces in the Building's parking lot, subject to rules and regulations promulgated from time to time by the Board of Directors of the Condominiums.

                                    ARTICLE 2
                             TERM AND EXTENDED TERM

         2.1 The term of this Lease (the "Term") shall commence on the "Commencement Date" (as defined below) and shall terminate at 12:00 o'clock midnight, local time on the "Termination Date" (as defined below). The Term is scheduled to commence on March 1, 2002 (the "Scheduled Commencement Date"), and terminate on February 28, 2007, unless adjusted as provided below.

         2.2 Landlord agrees to cause the Premises to be completed in accordance with the plans, specifications and agreement approved by both parties and attached hereto as Exhibit B ("Landlord's Work"). Landlord's Work
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shall be completed at the cost and expense of Landlord unless otherwise specified herein. Landlord's Work may be done with such minor variations as Landlord may deem advisable, so long as such variations will not materially interfere with Tenant's intended use of the Premises. "Substantial Completion" of the Premises shall occur when Landlord certifies in writing to Tenant that Landlord's Work has been substantially completed and possession of the Premises has been delivered from Landlord to Tenant, notwithstanding a requirement that Landlord complete "punch list" or similar corrective work, and notwithstanding that any work that is the responsibility of the Tenant may not be completed. Upon completion of Landlord's Work, Landlord shall certify in writing to Tenant the total cost and expense incurred by Landlord in performing Landlord's Work ("Landlord's Build-Out Cost") and provide Tenant with a reasonable opportunity to verify such cost and expense. Other

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than Landlord's Work, and except as specifically set forth in this Lease,
Landlord shall have no obligation to make any improvements or modifications to the Premises.

         2.3 The "Commencement Date" of this Lease shall be the later of the date of Substantial Completion, as defined above, or the Scheduled Commencement Date, as defined above. The Tenant, by taking possession of the Premises, shall be deemed to have agreed that the Premises are then in a satisfactory order, repair and condition, except as set forth on a list prepared by Landlord and Tenant prior to occupancy, and Tenant shall provide Landlord, upon request, a written acknowledgment of acceptance. If Tenant, for whatever reason, occupies the Premises prior to the Commencement Date, then all terms and conditions of this Lease shall apply to such occupancy, with the exception of Tenant's obligation to pay Rent, which unless otherwise agreed to in writing by Landlord and Tenant, shall not commence until the Commencement Date. If Landlord, for any reason whatsoever, fails to deliver possession of Premises to Tenant on the Scheduled Commencement Date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, unless such failure is due to Landlord's willful misconduct. Should the actual Commencement Date be later than the Scheduled Commencement Date, Tenant's obligation to pay Rent shall not commence until the Commencement Date, and the Termination Date shall be extended by the same period as the Commencement Date extended past the Scheduled Commencement Date. Provided, however, that if Landlord, for whatever reason, is unable to deliver possession of the Premises to Tenant within thirty (30) days after the Scheduled Commencement Date, Tenant, in Tenant's sole discretion, may terminate this Lease by forwarding written notice of such termination to Landlord, in accordance with the notice provision of this Lease, not later than sixty (60) days following the Scheduled Commencement Date. If this Lease is terminated pursuant to the terms of this Section 2.3, Landlord shall refund to Tenant any Security Deposit or payment of Base Rent Tenant may have previously deposited with, or paid to Landlord, but the parties shall not otherwise have any liability or obligation to each other; if Tenant elects not to terminate this Lease pursuant to the terms of this Section 2.3, then the Commencement Date and Termination Date of this Lease shall be determined as otherwise set forth in this Section 2.3.

         2.4 Provided Tenant is not in default of the terms of this Lease beyond the expiration of applicable notice and cure periods at the time notice is given to Landlord as hereinafter provided, upon expiration of thirty (30) months following the Commencement Date, Tenant shall have the option to terminate this Lease upon not less than one hundred eighty (180) days prior written notice to Landlord. In the event Tenant elects to terminate this Lease pursuant to this Section 2.4, the Termination Date of this Lease shall be the date specified in such notice to Landlord (or if such date specified is less than 180-days from the date of such notice, then such date which is 180-days from the date of such notice), and Tenant shall pay to Landlord, on or before the adjusted Termination Date, the un-amortized portion of Landlord's Build-Out Cost and Commissions (as defined in Article 23). The un-amortized portion of Landlord's Build-Out Cost and Commissions shall be determined as of the adjusted Termination Date on the basis of straight-line amortization of Landlord's Build-Out Cost and Commissions over a 60-month period beginning on the Commencement Date.

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                                    ARTICLE 3
                                      RENT

         3.1 Tenant hereby covenants and agrees to pay to Landlord as rent for the Premises (all of which is collectively referred to as "Rent") all of the following:

         (a) An annual base rent ("Base Rent") in the amount of Sixty Six Thousand Two Hundred Forty Dollars ($66,240.00), payable in monthly installments of Five Thousand Five Hundred Twenty Dollars ($5,520.00). Each monthly installment of Base Rent shall be paid in advance on the first day of each month during each calendar year, or portion thereof (with appropriate adjustment for any calendar year which does not fall totally within the Term), during the Term; provided, however, that the installment of Base Rent payable for the first full calendar month of the Term shall be due and payable upon execution of this Lease and

         (b) Additional rent ("Additional Rent") in the amount of any payment referred to as such in any portion of this Lease which accrues while this Lease is in effect (which shall include any and all charges or other amounts which Tenant is obligated to pay Landlord under this Lease, other than Base rent).

         3.2 Base rent and all Additional Rent as provided for under this Lease shall be paid promptly when due, in cash or by check, in lawful money of the United States of America, without notice or demand and without deduction, diminution, abatement or set off of any amount or for any reason whatsoever, payable to Landlord, and delivered to its offices at the address as stated in
Article 24 or to such other person and place as may be designated by notice in writing from Landlord to Tenant from time to time. If Tenant shall present to Landlord more than twice during the Term checks or drafts not honored by the institution upon which they are issued, then Landlord may require that future payments of Rent and other sums thereafter payable be made by certified or cashier's check.

         3.3 Other remedies for non-payment of Rent notwithstanding, any installment of Rent which is not paid within ten (10) days after the due date shall be subject, at Landlord's option each month, to a late charge equal to five percent (5%) of the amount due, which shall be payable as Additional Rent. Any installment of Base rent or Additional Rent not paid within thirty (30) days from the date due shall accrue interest at the rate of four percent higher than the rate published by the Wall Street Journal (or any successor publication) from time to time as the prime rate (the "Prime Rate") (but in no event higher than the maximum rate allowed by law) until paid in full, which interest shall be deemed Additional Rent.

         3.4 No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check for payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other rent be provided in this Lease.

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         3.5      Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the sum of Eleven Thousand Forty Dollars ($11,040.00) as a security deposit (the "Security Deposit"). The Security Deposit (which shall not bear interest to Tenant) shall be considered as security for the payment and performance of the obligations, covenants, conditions and agreements contained herein. The Security Deposit shall not constitute an advance payment of any amounts owed by Tenant under this Lease, or a measure of damages to which Landlord shall be entitled upon a breach of this Lease by Tenant or upon termination of this Lease. Landlord may, without prejudice to any other remedy, use the Security Deposit to the extent necessary to remedy any default in the payment of Base rent or Additional Rent or to satisfy any other obligation of Tenant hereunder, and Tenant shall promptly, on demand, restore the Security Deposit to its original amount. If Landlord transfers its interest in the Premises during the Term, Landlord may assign the Security Deposit to the transferee who shall become obligated to Tenant for its return pursuant to the terms of this Lease, and thereafter Landlord shall have no further liability for its return.

         3.6 Tenant's pro rata share of the increases in Common Area Expenses (as defined in Article 4) and increases in Real Estate Taxes (as defined in Article 5) is agreed to be sixty-five and twenty-six one hundredths percent (65.26%).

         3.7 It is agreed by Landlord and Tenant that no Rent for the use, occupancy or utilization of the Premises shall be, or is, based in whole or in part on the net income or profits derived by any person from the Building or the Premises, and Tenant further agrees that it will not enter into any sublease, license, concession or other agreement for any use, occupancy or utilization of the Premises which provides for rent or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the Premises so leased, used, occupied or utilized. Nothing in the foregoing sentence, however, shall be construed as permitting or constituting Landlord's approval of any sublease, license, concession, or other use, occupancy, or utilization agreement not otherwise approved by Landlord in accordance with the provisions of Article 13 hereof.

                                    ARTICLE 4
                  COMMON AREA EXPENSES ESCALATION AND UTILITIES

         4.1 Tenant shall pay to Landlord, as Additional Rent, Tenant's pro rata share, as specified in Section 3.6, of the amount by which the Common Area Expenses for the Comparison Year exceed the Common Area Expenses for the Base Year. The term "Common Area Expenses" shall mean any and all expenses and costs assessed by the Board of Directors of the Condominiums against Unit 4 of the Condominiums, including any amounts designated as reserves which are assessed on a continuing basis. The term "Common Area Expenses" shall not include any special or extraordinary assessments for capital expenditures. Tenant shall pay each month, in advance, as Additional Rent, one-twelfth of Landlord's estimate of Tenant's annual obligation under this Article 4. Such payments shall in no way limit Tenant's annual obligation. If the total of such monthly installments paid is less than Tenant's total obligation, Tenant shall pay the difference within 30 days of its receipt of Landlord's statement. Any overpayment shall be credited to Tenant's obligation for the next succeeding period. The term "Base Year" shall mean the calendar year in which the Term commences. The term "Comparison Year" shall mean

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the then applicable period of twelve (12) months commencing on January 1st of each year and ending on December 31st of each year.

         4.2 If the Termination Date or sooner termination of this Lease shall not coincide with the end of a Comparison Year, then in computing the amount payable under this Article 4 for the period between the commencement of the applicable Comparison Year in question and the Termination Date or sooner termination of this Lease, the amount that would have been due from Tenant for the full year, if Tenant had been a tenant for the entire Comparison Year, shall be prorated over the portion of the Comparison Year that Tenant is a tenant in the Building. Tenant's obligation to pay any additional rent under this Article 4 which is not paid as of the expiration or sooner termination of the Lease shall survive the expiration or sooner termination of this Lease.

         4.3 Tenant shall pay, as Additional Rent, directly to the proper authorities charged with the collection thereof, all charges for water, sewer, gas, electricity, telephone and other utilities or services used or consumed on the Premises (except, in each case, to the extent such utilities or services are included as part of the Common Area Expenses), all such charges to be paid as the same from time to time become due. It is understood and agreed that Tenant shall make its own arrangements for such utilities and that Landlord shall be under no obligation to furnish any utilities to the Premises and shall not be liable for any interruption or failure in the supply or any such utilities to the Premises. In the event any such utilities or services are not separately metered or measured for the Premises, the charges therefor shall be allocated to Tenant on the basis of the percentage the agreed rentable square footage of the Premises bears to the total rentable square footage of the premises being served by such utilities or services.

         4.4 Nothing contained in this Article 4 shall be construed at any time to reduce the Rent payable hereunder below the amount stipulated in Articles 3 and 5 of this Lease.

                                    ARTICLE 5
                          REAL ESTATE TAXES ESCALATION

         5.1 Tenant shall pay to Landlord, as Additional Rent, Tenant's pro rata share, as specified in Section 3.6, of the amount by which Real Estate Taxes for or attributable to the then current Real Estate Tax Year exceeds the Base Real Estate Taxes. If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on said land, Building and improvements, and/or Landlord, in substitution for Real Estate Taxes presently levied or imposed on immovables in the jurisdiction where the Building is located, then any such new tax or levy shall be included within the term "Real Estate Taxes". Tenant shall pay each month, in advance, as Additional Rent, one-twelfth of Landlord's estimate of Tenant's annual obligation under this Article 5. If the total of such monthly installments paid is less than Tenant's total obligation, Tenant shall pay the difference within 30 days of its receipt of Landlord's statement. Any overpayment shall be credited to Tenant's obligation for the next succeeding period. The term "Real Estate Taxes" means all taxes, rates and assessments, general or special, levied or imposed with respect to Unit 4 of the Condominiums (including all taxes, rates and assessments, general or special, levied or imposed for school, public betterment and/or general or local improvements. The term "Base Real Estate Taxes" means the Real Estate Taxes

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for the tax year during which this Lease commences. The term "Real Estate Tax
Year" means each successive twelve (12) month period following and corresponding to the period in respect of which the Real Estate Taxes are established, irrespective of the period or periods which may from time to time in the future be established by competent authority for the purposes of levying or imposing Real Estate Taxes.

         5.2 Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under Section 5.1 hereof; provided however, that in the event that Tenant shall have paid any amount of Additional Rent pursuant to this Article 5 and Landlord shall thereafter receive a refund of any portion of any Real Estate Taxes on which such payment shall have been based, Landlord shall pay to Tenant the appropriate portion of such refund. Landlord shall have no obligation to contest, object or litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion any Real Estate Taxes without consent or approval of Tenant.

         5.3 Nothing contained in this Article 5 shall be construed at any time to reduce the Rent payable hereunder below the amount stipulated in Articles 3 and 4 of this Lease.

         5.4 It is understood and agreed that Tenant shall not be liable for any addition to the Real Estate Taxes solely by reason of Landlord's failure to pay Real Estate Taxes when due.

         5.5 If the Termination Date or sooner termination of this Lease shall not coincide with the end of a Real Estate Tax Year, then in computing the amount payable under this Article 5 for the period between the commencement of the applicable Real Estate Tax Year in question and the Termination Date or sooner termination of this Lease, the amount that would have been due from Tenant for the full year, if Tenant had been a tenant for the entire Real Estate Tax Year, shall be prorated over the portion of the Real Estate Tax Year that Tenant is a tenant in the Building. Tenant's obligation to pay any additional rent under this Article 5 which is not paid as of the expiration or sooner termination of the Lease shall survive the expiration or earlier termination of this Lease.

                                    ARTICLE 6
                                 USE OF PREMISES

         Tenant covenants to use the Premises only for business or professional office purposes and for no other purpose, subject to and in accordance with all applicable zoning and other governmental regulations. Tenant, at its own expense, shall comply with and promptly carry out all orders, requirements or conditions imposed by the ordinances, laws and regulations of all of the governmental authorities having jurisdiction over the Premises, which are occasioned by or required in the conduct of Tenants business within the Premises and to obtain all licenses, permits and the like (other than a certificate of occupancy, which Landlord shall maintain in effect throughout the term of the Lease) required to permit Tenant to occupy the Premises. Landlord makes no representation or warranty with respect to the condition of the Building. Landlord agrees to deliver the Premise to Tenant in conformity with the plans and specifications set forth on Exhibit B hereto. Tenant shall not permit the
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Premises, or any part thereof, to be

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used for any disorderly, unlawful or hazardous purpose, nor as a source of annoyance or embarrassment to Landlord or other tenants, nor for any purpose other than herein before specified, nor for the manufacture of any commodity therein, without the prior written consent of Landlord.

                                    ARTICLE 7
                             REPAIRS AND MAINTENANCE

         7.1 Subject to the provisions hereinafter contained with regard to damage by fire or other casualty and Section 7.2, Landlord agrees to maintain the Premises in good order and repair during the Term, unless damage thereto shall have been caused by the act or neglect of Tenant, its agents, employees, contractors or invitees, in which case, the same shall be required by and at the expense of Tenant. If Tenant fails to make such repairs promptly, Landlord, at its option, may make such repairs and Tenant shall pay Landlord on demand Landlord's actual costs in making such repairs plus a fee of ten percent (10%) to cover Landlord's overhead. Landlord shall not be liable to Tenant for any damage or inconvenience and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any repairs, alterations or additions made by Landlord under this Lease, provided that Landlord shall not unreasonably interfere with the conduct of Tenant's business in the Premises.

         7.2 Tenant shall maintain the non-structural portions of the interior of the Premises in good repair and condition, damages by causes reasonably beyond Tenant's control and ordinary wear and tear excepted.

                                    ARTICLE 8
                               LANDLORD'S SERVICES

         Landlord covenants and agrees to take all reasonable action as may be necessary to assure that the Board of Directors of the Condominiums fulfills its obligations to provide services to its members (and that such services are provided to Tenant) as set forth in the Declaration and By-Laws of the Condominiums, on substantially the same basis as provided to other tenants of the Building, including, but not limited to, (i) elevator service, (ii) janitorial service for common areas, (iii) landscaping, (iv) snow removal, (v) rubbish removal, (vi) HVAC maintenance and repair, and (vii) exterior window washing (bi-annual). Tenant hereby acknowledges and agrees that Landlord shall not be liable in any way for any damage or inconvenience caused by the cessation or interruption of such heating, air-conditioning, electricity, elevator or janitor service or if occasioned by fire, accident, strikes, necessary maintenance, alterations or repairs, or other causes beyond Landlord's control and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof, unless such cessation or interruption renders the Premises unfit for use and occupancy and continues for a period of fifteen (15) days, in which case Tenant shall be entitled to an abatement of Rent for the period thereafter that such cessation or interruption continues.

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                                    ARTICLE 9
                               TENANT'S AGREEMENT

         Tenant covenants and agrees: (a) not to obstruct or interfere with the rights of other tenants, or injure or annoy them or those having business with them, or conflict with the fire laws or regulations, or with any insurance policy upon the Building or any part thereof, or with any statutes, rules or regulations now existing or subsequently enacted or established by the local, state or federal governments and Tenant shall be answerable for all nuisances caused or suffered on the Premises, or caused by Tenant in the Building, or on the approaches thereto; (b) not to place a load on any floor exceeding the floor load which such floor was designed to carry in accordance with the plans and specifications of the Building, and not to install, operate or maintain in the Premises any safe or heavy item of equipment except in such manner and in such location as Landlord shall prescribe so as to achieve a proper distribution of weight; (c) not to strip, overload, damage or deface the Premises, hallways, stairways, elevators, parking facilities or other public areas of the Building, or the fixtures therein or used therewith, nor to permit any hole to be made in any of the same; (d) not to suffer or permit any trade or occupation to be carried on or use made of the Premises which shall be unlawful, noisy, offensive, or injurious to any person or property, or such as to increase the danger of fire or affect or make void or voidable any insurance on the Building, or which may render any increased or extra premium payable for such insurance, or which shall be contrary to any law or ordinance, rule or regulation from time to time established by any public authority; (e) not to move any furniture or equipment into or out of the Premises except at such times and in such manner as Landlord may from time to time designate, (f) not to place upon the interior or exterior of the Building, or any window or any part thereof or door of the Premises, any placard, sign, lettering, window covering or drapes, except as permitted pursuant to this Lease and except as such and in such place and manner as shall have been first approved in writing by Landlord, and to use Building standard signage on its suite entry door, which shall be installed at Tenant's cost; (g) to park vehicles only in the area from time to time designated by Landlord; (h) to conform to all rules and regulations from time to time established by the appropriate insurance rating organization and to all reasonable rules and regulations from time to time established by the Board of Directors of the Condominiums and Landlord (provided that such rules and regulations shall not increase Tenant's obligations under this Lease or decrease Tenant's rights under this Lease); (i) to be responsible for the cost of removal of Tenant's bulk trash during occupancy and move-out, (j) not to conduct nor permit in the Premises either the generation, treatment, storage or disposal of any hazardous substances and materials or toxic substances of any kind as described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. 6901 et seq.), any regulations adopted under these acts, or any other present or future federal, state, county or local laws or regulations concerning environmental protection, and Tenant shall prohibit its assignees, sublessees, employees, agents and contractors (collectively, "Permitees") from doing so and Tenant shall indemnify, defend and hold Landlord and its agents harmless from all loss, costs, foreseeable and unforeseeable, direct or consequential; damages; liability; fines; prosecutions; judgments; litigation; and expenses, including but not limited to, clean-up costs, court costs and reasonable attorneys' fees arising out of any violation of the provisions of this Article by Tenant or its Permitees. A copy of the rules and regulations adopted by the Board of Directors of the

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Condominiums (including those contained in the By-Laws of the Condominiums)
which are referenced in Section (h) above, are attached hereto as Exhibit C.
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                                   ARTICLE 10
                                   ALTERATIONS

         Tenant shall not paint the Premises or make any alterations, additions, or other improvements in or to the Premises or install any equipment of any kind that shall require any alterations or additions or affect the use of the Building's water system, heating system, plumbing system, air-conditioning system, electrical system or other mechanical system, or install any telephone antennae on the roof, in the windows or upon the exterior of the Building without the prior written consent of Landlord, such consent not to be unreasonably withheld or delayed. If any such alterations or additions are made by Tenant without Landlord's consent, Landlord may correct or remove them and Tenant shall be liable for any and all costs and expenses incurred by Landlord in the correction or removal of such work. All plans and specifications for any such work shall be prepared by Tenant at Tenant's expense and shall thereafter be submitted to Landlord for its review. No such work shall be commenced by Tenant without the prior written consent of Landlord and the approval by Landlord of any contractor of subcontractor to be engaged by Tenant to perform such work. All work with respect to such alterations and additions shall be done in a good and workmanlike manner and diligently prosecuted to completion to the end that Premises shall at all times be a complete unit except during the period necessarily required for such work. Tenant shall not permit a mechanic's lien(s) to be placed upon the Premises or the Building as a result of any alterations or improvements made by it and agrees, if any such lien be filed on account of the acts of Tenant, promptly to pay the same. If Tenant fails to discharge such lien within ten (10) days of its filing, then, in addition to any other right or remedy of Landlord, Landlord may, at its election, discharge the lien. Tenant shall pay on demand any amount paid by Landlord for the discharge or satisfaction of any such lien, and all attorneys' fees and other costs and expenses of Landlord incurred in defending any such action or in obtaining the discharge of such action or in obtaining the discharge of such lien, together with all necessary disbursements in connection therewith. Tenant hereby expressly recognizes that in no event shall it be deemed the agent of Landlord and no contractor of Tenant shall by virtue of its contract be entitled to assert any lien against the Premises or Building. All alterations or additions shall become a part of the realty and surrendered to Landlord upon the expiration or termination of this Lease, unless Landlord shall at the time of its approval of such work require removal or restoration on the part of Tenant as a condition of such approval.

                                   ARTICLE 11
                                  HOLD HARMLESS

         11.1 Other than as a result of the gross negligence of Landlord, Landlord's willful misconduct or Landlord's failure to perform its obligations under this Lease, Landlord shall not be liable for any damage to, or loss of, property in the Premises belonging to Tenant, its employees, agents, visitors, licensees or other persons in or about the Premises, or for damage or loss suffered by the business of Tenant, from any cause whatsoever, including, without limiting the generality thereof, such damage or loss resulting from fire, steam, smoke, electricity, gas,

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water, rain, ice or snow, which may leak or flow from or into any part of the
Premises, or from the breakage, leakage, obstruction or other defects of the pipes, wires, appliances, plumbing, air-conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources. Landlord shall not be liable in any manner to Tenant, its agents, employees, invitees or visitors for any injury or damage to Tenant, Tenant's agents, employees, invitees or visitors, or their property, caused by the criminal or intentional misconduct, or by any act or neglect of third parties or of Tenant, Tenants agents, employees, invitees or visitors, or of any other tenant of the Building. Tenant covenants that no claim shall be made against Landlord by Tenant, or by any agent or servant of Tenant, or by others claiming the right to be in the Premises or in the Building through or under Tenant, for any injury, loss or damage to the Premises or to any person or property occurring upon the Premises from any cause other than the gross negligence of Landlord, Landlord's willful misconduct or Landlord's failure to perform its obligations under this Lease. In no event shall Landlord be liable to Tenant for any consequential damages sustained by Tenant arising out of the loss or damage to any property of Tenant.

         11.2 Subject to the waiver of subrogation provisions contained in this Lease, Tenant covenants and agrees to save Landlord and Landlord's agents harmless and indemnified, and to defend Landlord and Landlord's agents from all loss, damage, liability or expense of any kind including without limitation attorneys' fees and court costs incurred, suffered or claimed by any person whomsoever, or for any damage or injury to any persons or property from any cause whatsoever, by reason of the use or occupancy by Tenant, its agents, employees, invitees or visitors of the Premises, or of the Building unless caused solely by the gross negligence of Landlord.

         11.3 The provisions of this Article 11 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 12
                                    INSURANCE

         12.1 Tenant shall, at its cost and expense, obtain and maintain at all times during the Term, for the protection of Landlord and Tenant, Public Liability Insurance (Comprehensive General Liability or Commercial General Liability) including Contractual Liability Insurance, with a combined personal injury and property damage limit of not less than One Million Dollars ($1,000,000.00) for each occurrence and not less than Two Million Dollars ($2,000,000.00) in the aggregate, insuring against all liability of Tenant and its representatives arising out of and in connection with Tenant's use or occupancy of the Premises. Landlord shall be named as an additional insured.

         12.2 Tenant shall, at its cost and expense, obtain and maintain at all times during the Term, fire and extended coverage insurance on the contents of the Premises, including any leasehold improvements made by Tenant in an amount sufficient so that no co-insurance penalty shall be invoked in case of loss.

         12.3 Tenant shall increase its insurance coverage, as required, but not more frequently than each calendar year if, in the opinion of Landlord or any mortgagee of Landlord, the amount of public liability and/or property damage insurance coverage at that time is not adequate.

         12.4 All insurance required under this Lease shall be issued by insurance companies licensed or authorized to do business in the State of New Hampshire. Such companies shall have a policyholder rating of at least "A" and be assigned a financial size category of at least "Class X" as rated in the most recent edition of "Best's Key Rating Guide" for insurance companies. Each policy shall contain an endorsement requiring thirty (30) days written notice from the insurance company to Landlord before cancellation or any change in the coverage, scope or amount of any policy. Each policy, or a certificate showing it is in effect, together with evidence of payment of premiums, shall be deposited with Landlord on or before the Commencement Date, and renewal certificates or copies of renewal policies shall be delivered to Landlord at least thirty (30) days prior to the expiration date of any policy.

         12.5 If any of Landlord's insurance policies shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises (other than for the uses permitted hereunder), and if Tenant fails to remedy the condition within forty-eight (48) hours after notice thereof, Landlord may at its option either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises from such entry. If any of Tenant's insurance policies shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Landlord or by any other tenant of the Building, and if Landlord fails to remedy the condition within forty-eight (48) hours after notice thereof, Tenant may at its option terminate this Lease.

         12.6 All policies covering real or personal property which either party obtains affecting the Premises shall include a clause or endorsement denying the insurer any rights of subrogation or recovery against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Landlord and Tenant hereby waive any rights of subrogation or recovery against the other for damage or loss to their respective property due to hazards covered or which should be covered by policies of insurance obtained or which should be or have been obtained pursuant to this Lease, to the extent of the injury or loss covered thereby assuming that any deductible shall be deemed to be insurance coverage.

                                   ARTICLE 13
                            ASSIGNMENT AND SUBLETTING

         13.1 Tenant shall not assign, transfer, mortgage or encumber this Lease or sublet the Premises without obtaining the prior written consent of Landlord, nor shall any assignment or transfer of this Lease be effectuated by operation of law or otherwise without the prior written consent of Landlord, in any such case, such consent not to be unreasonably withheld or delayed. In the event that Tenant desires to assign this Lease, sublet the Premises, or permit occupancy or use of the Premises or any part thereof by another party or parties, Tenant shall provide Landlord with thirty (30) days advance written notice of Tenant's bona fide proposed assignment or subletting of all or any part of the Premises and shall provide Landlord with such information concerning the assignee or subletee as Landlord may reasonably request (provided that any such request is given within three (3) business days of Landlord's receipt of Tenant's assignment and sublease notice). Landlord shall have the right, at its option during said thirty (30) day period, to (a) release Tenant from this Lease for such space (i.e. terminate the Lease with respect to such space), or (b) consent or refuse to consent (stating a reasonable basis for such refusal) to Tenants assignment or subletting of such space and to continue this Lease in full force and effect as to the entire Premises. The consent by Landlord to any assignment, transfer, or subletting to any party other than Landlord shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease nor shall the collection or acceptance of Rent from any such assignee, transferee, subtenant or occupant constitute a waiver or release of Tenant from any covenant or obligation contained in this Lease, nor shall such assignment or subletting be construed to relieve Tenant from giving Landlord said thirty (30) days notice, nor from obtaining the consent in writing of Landlord to any further assignment or subletting (which consent shall not be unreasonably withheld or delayed). In the event that Tenant defaults hereunder Tenant hereby assigns to Landlord any and all rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord. Without limiting the generality of the foregoing, if Landlord consents to an assignment pursuant to this Article 13, Landlord may condition its consent upon the entry by such transferee into an agreement (in form and substances satisfactory to Landlord) with Landlord, by which such transferee assumes all of Tenant's obligations hereunder, and Landlord shall release Tenant from any further obligation under this Lease.

         13.2 Notwithstanding the foregoing provisions of this Article 13, this Lease may be assigned, or the Premises may be sublet, in whole, but not in part, in each case without Landlord's consent, to any entity into or with which Tenant may be merged or consolidated or to any entity which shall be an affiliate, subsidiary, parent or successor of Tenant. If there shall be an assignment or subletting to an entity referred to in the immediately preceding sentence, the foregoing provisions of this Article 13, with respect to assignment or subletting, shall then apply to such entity. For purposes of this
Article 13, (i) an "entity" shall mean a corporation, limited liability company, limited partnership or partnership, (ii) an "affiliate" shall mean any entity which, directly or indirectly, controls or is controlled by or is under common control with Tenant, (iii) "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities or by contract or otherwise, (iii) a "subsidiary" shall mean any entity not less than fifty percent (50%) of whose outstanding capital stock, membership interests or other ownership interests shall, at the time, be owned directly or indirectly, by Tenant, (iv) a "successor" of Tenant shall mean (x) a entity in which or with which Tenant, its successors or assigns, is merger or consolidated, and in accordance with applicable statutory provisions contained in the instruments of merger or consolidation, the liabilities of parties participating in such merger or consolidation are assumed by the entity surviving such merger or created by such consolidation, or (y) an entity acquiring this Lease and a substantial portion of the property and assets of Tenant, its successors or assigns, or (z) any successor to a successor entity becoming such by either of the methods described in clauses (x) or (y). Acquisition by Tenant, its successors or assigns of a substantial portion of the assets, together with the assumption of all or substantially all the obligations and liabilities of any entity, shall be deemed a merger of such entity into Tenant for purposes of this Article 13. Notwithstanding any assignment or subletting pursuant to this
Section 13.2, Tenant shall remain fully bound to Landlord by the provisions of this Lease.

                                   ARTICLE 14
                           LANDLORD'S RIGHT OF ACCESS

         14.1 Landlord may, at any time during Tenants occupancy, during reasonable business hours enter either to view the Premises or to show the same to others, or to facilitate repairs to the Premises, or to introduce, replace, repair, alter or make new or change existing connections from any fixtures, pipes, wires, ducts, conduits or other construction therein, or remove, without being held responsible therefor, placards, signs, lettering, window or door coverings and the like not expressly consented to by Landlord.

         14.2 Landlord may, during the last one hundred eighty (180) days of the Term, enter the Premises free from hindrance or control of Tenant to show the Premises to prospective tenants at times which shall not unreasonably interfere with Tenant's business. If Tenant shall vacate the Premises during the last month of the Term, Landlord shall have the unrestricted right to enter the same after Tenant's moving to commence preparations for the succeeding tenant or for any other purpose whatsoever, without affecting Tenant's obligation to pay Rent for the full Term.

                                   ARTICLE 15
                                   FIRE CLAUSE

         15.1 In the event the Premises or any part thereof, the elevators, hallways, stairways or other approaches thereto, becomes damaged or destroyed by fire or other casualty from any cause so as to render said Premises and/or approaches unfit for use and occupancy, a just and proportionate part of the Rent according to the nature and extent of the damage or injury to said Premises and/or approaches, shall be suspended or abated until said Premises and/or approaches have been put in as good condition for use and occupancy as at the time immediately prior to such damage or destruction. Landlord shall proceed, at its expense and as expeditiously as may be practicable, to repair the damage unless, because of the substantial extent of the damage or destruction, Landlord should decide not to repair or restore the Premises, in which event and at Landlord's option Landlord may terminate this Lease forthwith by giving Tenant a written notice of its intention to terminate within thirty (30) days after the date of the fire or other casualty. If Landlord elects to repair the damage, Landlord shall use reasonable efforts to minimize the disruption to Tenant during such repairs. Landlord shall not be obligated to repair, restore or replace any fixture, improvement, alteration, furniture or other property owned, installed or made by Tenant, all of which shall be repaired, restored or replaced by Tenant.

         15.2     If (i) Landlord fails to give notice to Tenant within thirty
(30) days of after the date of the fire or other casualty of its intention to restore or repair the Premises, or terminate this Lease, or (ii) the Premises can not be restored and repaired as provided in Section 15.1 within a period of ninety (90) days after the date of the fire or other casualty, or
(iii) Landlord fails to restore or repair the Premises within ninety (90) days after the date of the fire or other casualty, Tenant shall have the right, upon notice to Landlord, to terminate this Lease.

         15.3 Tenant shall immediately notify Landlord of any damage to the Premises caused by fire or any other casualty.

         15.4 No damages, compensation, or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or the Building. Subject to the provisions of Section 15.1, Landlord shall diligently proceed to have such repairs made promptly.

                                   ARTICLE 16
                                  CONDEMNATION

         16.1 This Lease shall be terminated and the Rent shall be abated to the date of such termination in either of the following events: (a) condemnation of the Premises, the Building or any part thereof by any competent authority under right of eminent domain for any public or quasi-public use or purpose; or (b) condemnation by competent authority under right of eminent domain for any public or quasi-public use or purpose of twenty-five percent (25%) or more of the Building in which the Premises are located. The forcible leasing by any competent authority of any portion of the Building other than the Premises shall have no effect upon this Lease. In case of any taking or condemnation, whether or not the Term shall cease and terminate, the entire award shall be the property of Landlord, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award. Tenant however, shall be entitled to claim, prove and receive in the condemnation proceeding such awards as may be allowed for fixtures and other equipment installed by it, but only if such awards shall be made by the court in addition to (and shall in no manner whatsoever reduce) the award made by it to Landlord for the land and improvements or part thereof so taken.

         16.2 In the event of a temporary taking or condemnation of all or any part of the Premises for any public or quasi-public use or purpose, this Lease shall be unaffected and Tenant shall continue to pay in full Base Rent and all Additional Rent payable for any such period. In the event of any such temporary taking, notwithstanding the provisions of Section 16.1, Tenant shall be entitled to claim, prove and receive the portion of the award for such taking that represents compensation for use or occupancy of the Premises during the Term, and Landlord shall be entitled to appear, claim, prove and receive the portions of the award that represent the cost of restoration of the Premises and the use or occupancy of the Premises after the end of the Term.

                                   ARTICLE 17
                              DEFAULTS AND REMEDIES

         17.1     It is hereby mutually agreed that: (a) if Tenant shall fail
(i) to pay Rent or other sums which Tenant is obligated to pay by any provision of this Lease, when and as it is due and payable hereunder to Landlord, and such failure continues for more than five (5) business days after Tenant's receipt of notice thereof from Landlord (provided, that Landlord shall not be required to provide Tenant with the notice and five-day period more than twice in any twelve (12) month period, and thereafter each subsequent failure to timely pay such sums shall immediately constitute an event of default), or (ii) to keep and perform each and every covenant, condition and agreement herein contained on the part of Tenant to be kept and performed, and such failure continues for more than fifteen (15) days after Tenant's receipt of notice thereof from Landlord and Tenant has not commenced diligently to correct such default; or (b) if Tenant shall abandon the Premises and stop paying rent; or (c) if the estate hereby created shall be taken by execution or other process of law; or (d) if Tenant shall (i) generally not pay Tenant's debts as such debts become due, (ii) become insolvent, (iii) make an assignment for the benefit of creditors, (iv) file, be the entity subject to, or acquiesce in a petition in any court (whether or not filed by or against Tenant pursuant to any statute of the United States or any state and whether or not for a trustee, custodian, receiver, agent, or other officer for Tenant or for all or any portion of Tenant's property) in any proceeding whether bankruptcy, reorganization, composition, extension, arrangement, insolvency proceedings, or otherwise then, and in each and every such case, from thenceforth and at all times thereafter, at the sole option of Landlord, Landlord may:

         (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to do so, Landlord may without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Premises and expel or remove Tenant and its effects without being liable to prosecution or any claim for damages therefor; and Tenant shall indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through the inability to re-let the Premises or otherwise including any loss of Rent for the remainder of the Term.

         (b) Terminate this Lease, in which event Tenant's event of default should be considered a total breach of Tenant's obligations under this Lease and Tenant immediately shall become liable for such damages for such breach, in an amount equal to the total of (1) the costs of recovering the Premises; (2) the unpaid Rent earned as of the date of termination, plus interest thereon at a rate per annum from the due date equal to four percent (4%) over the Prime Rate, provided, however, that such interest shall never exceed the highest lawful rate; and (3) all other sums of money and damages owing by Tenant to Landlord. Tenant's right of possession shall cease and terminate and Landlord shall be entitled to possession of the Premises and shall remove all persons and property therefrom and reenter the Lease without further demand of Rent or demand of possession of the Premises, either with or without process of law and without becoming liable to prosecution therefor, any notice to quit or intention to reenter being hereby expressly waived by Tenant.

         (c) Declare the present worth (as of the date of such default) of the entire balance of Rent for the remainder of the Term to be due and payable, and collect such balances in any manner not inconsistent with applicable law. For the purpose of this Section 17.1, "present worth" shall be computed by discounting the entire balance to present worth at a discount rate equal to one
(1) percentage point above the discount rate then in effect at the Federal Reserve Bank nearest the location of the Building.

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

         (d) Pursue any combination of such remedies and/or other remedy available to Landlord on account of such default under applicable law. In the event of any reentry or retaking of the Premises by Landlord and/or any termination of this Lease by Landlord, Tenant shall nevertheless remain in all events liable and answerable for the Rent to the date of such retaking, reentry or termination and Tenant shall also be and remain answerable in damages for the deficiency or loss of Rent as well as all related expenses which Landlord may thereby sustain in respect to the balance of the Term, and, in such case, Landlord reserves full power, which is hereby acceded to by Tenant, to let said Premises for the benefit of Tenant, in liquidation and discharge, in whole or in part, as the case may be, of the liability of Tenant under the terms and provisions of this Lease, and damages and related expenses, at the option of Landlord, may be recovered by it at the time of the retaking and reentry or in separate actions, from time to time, as Tenant's obligation to pay Rent would have accrued if the Term had continued, or from time to time as said damages and related expenses shall have been made more easily ascertainable by reletting of the Premises, or such action by Landlord may, at the option of Landlord, be deferred until the expiration of the Term, in which latter event the cause of action shall not be deemed to have accrued until the date of the termination of the Term.

         17.2 The provisions of this Article 17 are subject to the bankruptcy laws of the United States of America which may, in certain cases, limit the rights of Landlord to enforce some of the provisions of this Article in proceedings thereunder. To the extent that limitations exist by virtue thereof, the remaining provisions hereof shall not be affected thereby but shall remain in full force and effect. The provisions of this Article 17 shall be interpreted in a manner which results in a termination of this Lease in each and every instance, and to the fullest extent and at the earliest moment that such termination is permitted under the federal and state bankruptcy laws, it being of prime importance to Landlord to deal only with tenants who have, and continue to have, a strong degree of financial strength and financial stability.

         17.3 All rents received by Landlord in any re-letting after Tenant's default shall be applied, first to the payment of such expenses as Landlord may have incurred in recovering possession of the Premises and in re-letting the same (including brokerage fees), second to the payment of any costs and expenses incurred by Landlord, either for making the necessary repairs (including fitting up the space for such re-letting) to the Premises or in curing any default on the part of Tenant of any covenant or condition herein made binding upon Tenant. Any remaining rent shall then be applied toward the payment of Rent due from Tenant, together with interest and penalties as defined in Section 3.3, and Tenant expressly agrees to pay any deficiency then remaining. Landlord shall in no event be liable in any way whatsoever (nor shall Tenant be entitled to any set off) for Landlord's failure to re-let the Premises, and Landlord, at its option, may refrain from terminating Tenant's right of possession, and in such case may enforce against Tenant the provisions of this Lease for the full Term.

         17.4 In the event Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places in the hands of an attorney or collection agency the enforcement of all or any part of this Lease, the collection of any Rent due or to become due or recovery of the possession of the Premises, Tenant agrees to pay Landlord's costs of collection and enforcement including reasonable attorneys' fees, whether suit is actually filed or not.

                                   ARTICLE 18
                              SUBORDINATION CLAUSE

         This Lease shall be subject and subordinate at all times to the lien of any mortgage or other encumbrance(s) which may now or which may at any time hereafter be made upon the Premises or any portion thereof, or upon Landlord's interest therein. This clause shall be self operative, and no further instrument of subordination shall be required to effect the subordination of this Lease. Nonetheless, in confirmation of such subordination, Tenant shall execute and deliver such further instrument(s) subordinating this Lease to the lien of any such mortgage or any other encumbrance(s) as shall be desired by any mortgagee or party secured or proposed to be secured thereby. If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any mortgage on the Premises, Tenant shall be bound to the transferee at the option of the transferee, under the terms, covenants and conditions of this Lease for the remaining Term, including any extensions or renewals, with the same force and effect as if the transferee were Landlord under this Lease, and, if requested by such transferee, Tenant agrees to attorn to the transferee as its Landlord. The holder of any mortgage encumbering the Premises shall have the right, unilaterally, at any time to subordinate fully or partially its mortgage or other security instrument to this Lease on such terms and subject to such conditions as such holder may consider appropriate in its discretion. Upon request Tenant shall execute and deliver an instrument confirming any such full or partial subordination.

                                   ARTICLE 19
                             SURRENDER OF POSSESSION

         Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises and all keys, security cards and locks connected therewith to Landlord in good order and repair (ordinary wear and tear, or damage by fire or casualty and damage for which Landlord is responsible pursuant to the terms of this Lease excepted). Subject to the provisions of Article 10, any and all improvements, repairs, alterations and all other property attached to or otherwise installed upon the Premises (i), shall, immediately upon the completion of the installation thereof, be and become Landlord's property without payment therefor by Landlord, and (ii) shall be surrendered to Landlord upon the expiration or earlier termination of the Term, except that any machinery, equipment and movable trade fixtures installed by Tenant and used in the conduct of the Tenant's trade or business (rather than to service the Premises generally) and all other personalty of Tenant shall remain Tenant's property and shall be removed by Tenant upon the expiration or earlier termination of the Term, and Tenant shall promptly thereafter fully repair any damage to the Premises or the Building caused by such installation or removal thereof.

                                   ARTICLE 20
                               TENANT HOLDING OVER

         If Tenant or any person claiming through Tenant shall not immediately surrender possession of the Premises at the expiration or earlier termination of the Term, Landlord shall be entitled to recover compensation for such use and occupancy at one hundred fifty percent (150%) of the Base rent and Additional Rent payable hereunder just prior to the expiration or earlier termination of the Term. Landlord shall also continue to be entitled to retake or recover possession of the Premises as herein before provided in case of default on the part of Tenant, and Tenant shall be liable to Landlord for any loss or damage it may sustain by reason of Tenant's failure to surrender possession of the Premises immediately upon the expiration or earlier termination of the Term. Tenant hereby agrees that alt the obligations of Tenant and all rights of Landlord applicable during the Term shall be equally applicable during such period of subsequent occupancy.

                                   ARTICLE 21
                                   ESTOPPELS

         Tenant shall, without charge therefor, at any time and from time to time, within five (5) days after request by Landlord, execute, acknowledge and deliver to Landlord a written estoppel certificate certifying to Landlord, any mortgagee, assignee of a mortgagee, or any purchaser of the Premises, or any other person designated by Landlord, as of the date of such estoppel certificate: (a) that Tenant is in possession of the Premises; (b) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and setting forth such modification); (c) whether or not to the best of Tenant's knowledge there are then existing setoffs or defenses against the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant hereunder (and, if so, specifying the same in detail); (d) the amount of the Base Rent and the dates through which Base Rent and Additional Rent have been paid, (e) that Tenant has no knowledge of any then uncured defaults on the part of Landlord under this Lease (or if Tenant has knowledge of any such uncured defaults, specifying the same in detail); (f) that Tenant has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant (or if Tenant has such knowledge, specifying the same in detail); (g) the amount of any Security Deposit held by Landlord; and (h) such reasonable other information requested by Landlord, such mortgagee, assignee of such mortgagee, such purchaser or such other person. Failure to deliver the certificate within five
(5) days after request by Landlord shall be conclusive upon Tenant for the benefit of Landlord and any successor to Landlord that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate.

                                   ARTICLE 22
                            LIEN ON TENANT'S PROPERTY

         To protect Landlord in the event Tenant defaults hereunder, Tenant hereby grants to Landlord a continuing security interest for all Rent and other sums of money becoming due hereunder from Tenant, and upon all goods, wares, chattels, fixtures, furniture and other personal Building of Tenant which are or may be located on the Premises and the proceeds thereof, none of which may be removed from the Premises without Landlord's consent so long as any Rent or other such sum from time to time owed to Landlord hereunder remains unpaid. Tenant shall, on its receipt of a written request therefor from Landlord, execute such financing statements, continuation statements and other instruments as are necessary or desirable, in Landlord's judgment, to perfect such security interest.

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

                                   ARTICLE 23
                                     BROKERS

         Except for commissions which may be payable by Landlord to Shanley Real Estate and Coldstream Real Estate Advisors (collectively, "Commissions"), Tenant and Landlord each represents and warrants that it has not entered into any agreement with, nor otherwise had any dealings with, any broker or agent in connection with the negotiation or execution of this Lease which could form the basis of any claim by any such broker or agent for a brokerage fee or commission, finder's fee, or any other compensation of any kind or nature in connection herewith, and Tenant and Landlord each shall indemnify, defend and hold the other harmless from and against any costs (including, but not limited to, court costs and attorneys' fees), expenses, or liability for commissions or other compensation claimed by any broker or agent with respect to this Lease which arises out of any agreement or dealings between Tenant and any such agent or broker.

                                   ARTICLE 24
                               NOTICES AND DEMANDS

         All notices required or permitted hereunder shall be deemed to have been given if mailed in any United States Post Office by certified or registered mail, postage prepaid, return receipt requested, addressed to Landlord or Tenant respectively, at the following addresses or to such other addresses as the parties hereto may designate to the other in writing from time to time:

TENANT:

If given prior to the Commencement Date:
Environmental Power Corporation
500 Market Street
Portsmouth, NH 03801
Attn: Joseph Cresci, CEO

If given after the Commencement Date:
Environmental Power Corporation
1 Cate Street, Unit 4
Portsmouth, NH 03801
Attn: Joseph Cresci, CEO

LANDLORD:
Merkle, Soupcoff, & Fiorentino, Inc.
1 Cate Street, Unit 3A
Portsmouth, NH 03801
Attn:  Business Manager

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

                                   ARTICLE 25
                                 QUIET ENJOYMENT

         Landlord covenants and agrees that upon Tenant paying the Rent, the Additional Rent and any other charges due and payable and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease and to any mortgages and deeds of trust hereinbefore mentioned.

                                   ARTICLE 26
                             WAIVER OF TRIAL BY JURY

         LANDLORD AND TENANT EACH AGREE TO, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES AND ANY CLAIM OF INJURY OR DAMAGE, AND ANY STATUTORY REMEDY.

                                   ARTICLE 27
                                  MISCELLANEOUS

         27.1 This Lease shall be construed and governed by the laws of the State of New Hampshire. Should any provision of this Lease and/or its conditions be illegal or not enforceable, it or they shall be considered severable, and this Lease and its conditions shall remain in force and be binding upon the parties hereto as though said provision or provisions had not been included.

         27.2 The term "Tenant" shall include legal representatives, successors and permitted assigns.

         27.3 No waiver or breach of any covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof.

         27.4 Notwithstanding anything to the contrary contained in this Lease, Tenant shall look only to Landlord's ownership in the Premises for satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of the principals of Landlord, disclosed or undisclosed, shall be subject to levy, execution or the enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises. No personal liability or personal responsibility is assured by, nor shall at any time be asserted or enforceable against Landlord, its principals, or their respective heirs, legal representatives, successors and assigns on account of this Lease or any covenant, undertaking, or agreement of Landlord contained herein. If any provision of this Lease either expressed or implied obligates Landlord not to unreasonably withhold its consent or approval, an action for declaratory judgment or specific performance shall be Tenant's sole right and remedy in any dispute as to whether Landlord has breached such obligation. Landlord's remedies for a breach of this Lease by Tenant shall determined under Article 17 of this Lease.

         27.5 TENANT AND LANDLORD EXPRESSLY AGREE THAT THERE ARE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

         27.6 This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. This provision shall not be deemed to grant Tenant any right to assign this Lease or sublet the Premises or any part thereof other than as provided in Article 13 hereof.

         27.7 It is understood and agreed by and between the parties hereto that this Lease contains the final and entire agreement between said parties, and that they shall not be bound by any terms, statements, conditions or representations, oral or written, express or implied, not herein contained. This Lease may not be modified orally or in any manner other than by written agreement signed by the parties hereto.

         27.8 Every agreement contained in this Lease is, and shall be construed as a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid and unenforceable, the remaining provisions of this Lease, the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected.

         27.9 Whenever a period of time is herein prescribed for action to be taken by Landlord, or Tenant, neither Tenant nor Landlord shall be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause of any kind whatsoever which is beyond its reasonable control.

         27.10 The submission of this Lease to Tenant shall not be construed as an offer nor shall Tenant have any rights with respect thereto unless Landlord executes a copy of this Lease and delivers same to Tenant.

         27.11 If, in connection with obtaining financing for the Premises, any lender shall request modifications to this Lease as a condition for such financing, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant or decrease the rights of Tenant hereunder or materially adversely affect either the leasehold interest hereby created or Tenant's use and enjoyment of the Premises.

         27.12 All times, whenever stated in this Lease, are declared to be of the essence of this Lease.

         27.13 Tenant's use of the Premises in accordance with the terms of this Lease shall not result in a violation of the Declaration of the Condominiums, the By-Laws of the Condominiums or any rules and regulations adopted as of the date hereof by the Board of Directors of the Condominiums.

         IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands and seals, by their duly authorized officers, as of the day and year first above written.

                                    LANDLORD:
                                    MERKLE, SOUPCOFF, & FIORENTINO, INC.

                                    By: /s/ William H. Soupcoff
                                        --------------------------------
                                    Name:  William H. Soupcoff
                                         -------------------------------
         Julie Matson               Title:   President
---------------------------               ------------------------------
Witness

                                    TENANT:
                                    ENVIRONMENTAL POWER
                                    CORPORATION

                                    By: /s/ Joseph E. Cresci
                                        -------------------------------
                                    Name:   Joseph E. Cresci
                                         ------------------------------
         Brecca Loh                 Title:  Chairman and CEO
---------------------------               -----------------------------
Witness

                                    EXHIBIT A
                           DESCRIPTION AND FLOOR PLAN

                                    EXHIBIT B
                                 LANDLORD'S WORK

                                    EXHIBIT C
                    RULES AND REGULATIONS OF THE CONDOMINIUMS